                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Seligman TargetHorizon ETF Portfolios, Inc., a Maryland corporation, which proposes to file with the Securities and Exchange Commission an amendment to a Registration Statement on Form N-1A and amendments thereto, as necessary, under the Securities Act of 1933 and the Investment Company Act of 1940, as amended, hereby constitutes and appoints William C. Morris and Brian T. Zino, and each of them individually, his attorneys-in-fact and agent, with full power of substitution and resubstitution, for in his name and stead, in his capacity as such director, to sign and file such amendment or amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform all acts and things requisite and necessary to be done on the premises.

        Executed this 15th day of September, 2005.

                                        /s/ Robert B. Catell
                                        ------------------------------
                                        Robert B. Catell

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Seligman TargetHorizon ETF Portfolios, Inc., a Maryland corporation, which proposes to file with the Securities and Exchange Commission an amendment to a Registration Statement on Form N-1A and amendments thereto, as necessary, under the Securities Act of 1933 and the Investment Company Act of 1940, as amended, hereby constitutes and appoints William C. Morris and Brian T. Zino, and each of them individually, his attorneys-in-fact and agent, with full power of substitution and resubstitution, for in his name and stead, in his capacity as such director, to sign and file such amendment or amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform all acts and things requisite and necessary to be done on the premises.

        Executed this 15th day of September, 2005.

                                        /s/ John R. Galvin
                                        ------------------------------
                                        John R. Galvin

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Seligman TargetHorizon ETF Portfolios, Inc., a Maryland corporation, which proposes to file with the Securities and Exchange Commission an amendment to a Registration Statement on Form N-1A and amendments thereto, as necessary, under the Securities Act of 1933 and the Investment Company Act of 1940, as amended, hereby constitutes and appoints William C. Morris and Brian T. Zino, and each of them individually, her attorneys-in-fact and agent, with full power of substitution and resubstitution, for in her name and stead, in his capacity as such director, to sign and file such amendment or amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform all acts and things requisite and necessary to be done on the premises.

        Executed this 15th day of September, 2005.

                                        /s/ Alice S. Ilchman
                                        ------------------------------
                                        Alice S. Ilchman

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Seligman TargetHorizon ETF Portfolios, Inc., a Maryland corporation, which proposes to file with the Securities and Exchange Commission an amendment to a Registration Statement on Form N-1A and amendments thereto, as necessary, under the Securities Act of 1933 and the Investment Company Act of 1940, as amended, hereby constitutes and appoints William C. Morris and Brian T. Zino, and each of them individually, his attorneys-in-fact and agent, with full power of substitution and resubstitution, for in his name and stead, in his capacity as such director, to sign and file such amendment or amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform all acts and things requisite and necessary to be done on the premises.

        Executed this 15th day of September, 2005.

                                        /s/ Frank A. McPherson
                                        ------------------------------
                                        Frank A. McPherson

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Seligman TargetHorizon ETF Portfolios, Inc., a Maryland corporation, which proposes to file with the Securities and Exchange Commission an amendment to a Registration Statement on Form N-1A and amendments thereto, as necessary, under the Securities Act of 1933 and the Investment Company Act of 1940, as amended, hereby constitutes and appoints William C. Morris and Brian T. Zino, and each of them individually, her attorneys-in-fact and agent, with full power of substitution and resubstitution, for in her name and stead, in his capacity as such director, to sign and file such amendment or amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform all acts and things requisite and necessary to be done on the premises.

        Executed this 15th day of September, 2005.

                                        /s/ Betsy S. Michel
                                        ------------------------------
                                        Betsy S. Michel

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Seligman TargetHorizon ETF Portfolios, Inc., a Maryland corporation, which proposes to file with the Securities and Exchange Commission an amendment to a Registration Statement on Form N-1A and amendments thereto, as necessary, under the Securities Act of 1933 and the Investment Company Act of 1940, as amended, hereby constitutes and appoints William C. Morris and Brian T. Zino, and each of them individually, his attorneys-in-fact and agent, with full power of substitution and resubstitution, for in his name and stead, in his capacity as such director, to sign and file such amendment or amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform all acts and things requisite and necessary to be done on the premises.

        Executed this 15th day of September, 2005.

                                        /s/ Leroy C. Richie
                                        ------------------------------
                                        Leroy C. Richie

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Seligman TargetHorizon ETF Portfolios, Inc., a Maryland corporation, which proposes to file with the Securities and Exchange Commission an amendment to a Registration Statement on Form N-1A and amendments thereto, as necessary, under the Securities Act of 1933 and the Investment Company Act of 1940, as amended, hereby constitutes and appoints William C. Morris and Brian T. Zino, and each of them individually, his attorneys-in-fact and agent, with full power of substitution and resubstitution, for in his name and stead, in his capacity as such director, to sign and file such amendment or amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform all acts and things requisite and necessary to be done on the premises.

        Executed this 15th day of September, 2005.

                                        /s/ Robert L. Shafer
                                        ------------------------------
                                        Robert L. Shafer

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Seligman TargetHorizon ETF Portfolios, Inc., a Maryland corporation, which proposes to file with the Securities and Exchange Commission an amendment to a Registration Statement on Form N-1A and amendments thereto, as necessary, under the Securities Act of 1933 and the Investment Company Act of 1940, as amended, hereby constitutes and appoints William C. Morris and Brian T. Zino, and each of them individually, his attorneys-in-fact and agent, with full power of substitution and resubstitution, for in his name and stead, in his capacity as such director, to sign and file such amendment or amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform all acts and things requisite and necessary to be done on the premises.

        Executed this 15th day of September, 2005.

                                        /s/ James N. Whitson
                                        ------------------------------
                                        James N. Whitson